UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 28, 2011
(date of earliest event reported)

 VASCULAR SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-27605

Minnesota	41-1859679
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 Sycamore Court
Minneapolis, Minnesota 55369
(Address of principal executive offices)

 (763) 656-4300
(Registrant’s telephone number, including area code)

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement

Item 8.01.  Other Events

On February 28, 2011, the Board of Directors authorized a stock repurchase plan under which up to 1,000,000 shares of the Company’s common stock may be repurchased prior to December 31, 2011.  Under the plan, shares may be purchased from time to time through open market transactions, block purchases or private transactions.  The timing of purchases and the number of shares to be purchased will depend on market conditions.  The plan does not obligate the company to acquire any specific number of shares and may be discontinued at any time. The Company intends to fund such repurchases with currently available working capital.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VASCULAR SOLUTIONS, INC.

Date:	March 1, 2011	By:	/s/ James Hennen
James Hennen
Its: Chief Financial Officer